Prospectus Supplement	May 1, 2019

Putnam VT Global Utilities Fund
Prospectuses dated April 30, 2019

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam VT Global Utilities Fund (“VT Global Utilities Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of VT Global Utilities Fund with and into Putnam VT Global Equity Fund (“VT Global Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of VT Global Utilities Fund and its shareholders.

VT Global Utilities Fund and VT Global Equity Fund have substantially similar investment objectives, with VT Global Utilities Fund seeking capital growth and current income and Global Equity Fund seeking capital appreciation. VT Global Utilities Fund and VT Global Equity Fund also pursue similar investment strategies, though VT Global Utilities Fund concentrates its investments in securities of companies in the utilities industries worldwide, while VT Global Equity Fund invests more broadly in global equity securities and does not concentrate its investments in a particular industry. A full description of VT Global Equity Fund, the similarities and differences between it and VT Global Utilities Fund and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (the “prospectus/proxy statement”), expected to be mailed to shareholders in early-April 2019. The prospectus/proxy statement will solicit VT Global Utilities Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of VT Global Utilities Fund. A special meeting of shareholders of VT Global Utilities Fund is currently scheduled for June 5, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed VT Global Utilities Fund merger, Putnam Management currently expects that VT Global Utilities Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early to mid-June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders after reduction by any available capital losses.

At any time prior to the close of the proposed merger, insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Putnam Retail Management any day the New York Stock Exchange is open. Some restrictions may apply.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of VT Global Equity Fund, nor is it a solicitation of any proxy. For more information regarding VT Global Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement
for future reference.

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